UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2023
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation of the United States	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street
Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2023, the Federal Home Loan Bank of Des Moines (the “Bank”) issued a news release to report its financial results for the third quarter ended September 30, 2023, and to declare a third quarter 2023 cash dividend for both average activity-based capital stock and average membership capital stock outstanding during the quarter. The annualized dividend rate approved was 8.50 percent for activity-based capital stock, an increase of 0.55 percent from the prior quarter, and 3.00 percent for membership capital stock, unchanged from the prior quarter. A copy of the news release is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

On October 26, 2023, the Bank announced changes to its requirements for membership stock and activity stock on outstanding advances pursuant to its Capital Plan. Specifically, the Bank will be reducing its membership stock requirement from 0.12 percent to 0.06 percent of a member’s total assets, with no change to the cap of $10 million and floor of $10,000. In addition, the Bank will be increasing its activity stock requirement on advances only from 4.00 percent to 4.50 percent. These changes become effective December 15, 2023. A copy of the member announcement is attached as Exhibit 99.2 to this report.

The information set forth under Item 2.02 is also furnished pursuant to this Item 7.01.

The information contained in the attachments is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1    News Release, dated October 26, 2023, issued by the Bank

Exhibit Number 99.2    Member Announcement, dated October 26, 2023, issued by the Bank

Exhibit Number 104    Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

October 26, 2023	By:	/s/ James G. Livingston

Name: James G. Livingston
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	News Release, dated October 26, 2023, issued by the Bank
99.2	Member Announcement, dated October 26, 2023, issued by the Bank
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)